Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Scott Kulicke, the Chief Executive Officer of Kulicke and Soffa Industries, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the quarter ended June 30, 2003 (the “June 2003 Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	information contained in the June 2003 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: August 14, 2003

/s/ C. SCOTT KULICKE
C. Scott Kulicke Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Kulicke and Soffa Industries, Inc. and will be retained by Kulicke & Soffa Industries and furnished to the Securities and Exchange Commission or its Staff upon request.